AMENDMENT NO. 3 TO PLEDGE AND SECURITY AGREEMENT, dated as of June 4, 2020 (this “Amendment”), is by and among Par Petroleum, LLC, a Delaware limited liability company (the “Company”), and Par Petroleum Finance Corp., a Delaware corporation (“Finance Corp.”, and together with the Company, the “Issuers”), the other Grantors party hereto, Wilmington Trust, National Association, as Collateral Trustee (in such capacity, the “Collateral Trustee”) for (i) the noteholders under to the Indenture referred to below, and (ii) the other Secured Parties (as defined in the Pledge and Security Agreement (as hereinafter defined)), Wilmington Trust, National Association, as Trustee under the Indenture (as hereinafter defined) (in such capacity, the “Trustee”), and J. Aron & Company LLC (“J. Aron”), as secured representative under the J. Aron Hedge Agreement (as defined in the Collateral Trust Agreement (as hereinafter defined). Except as otherwise provided herein, all capitalized terms not defined herein shall have the meaning ascribed to them in the Indenture.
W I T N E S S E T H:
WHEREAS, the Issuers, Par Pacific Holdings, Inc., for the limited purposes set forth therein, the guarantors party thereto, the Trustee, and the Collateral Trustee have entered into an Indenture, dated as of December 21, 2017 (as amended, supplemented, replaced or otherwise modified from time to time, the “Indenture”);
WHEREAS, in connection with the Indenture, the Issuers and certain of their Affiliates entered into the Pledge and Security Agreement, dated as of December 21, 2017 (as amended, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) in favor of the Collateral Trustee for the benefit of the Secured Parties;
WHEREAS, in connection with the Indenture, the Issuers and certain of their Affiliates entered into the Collateral Trust and Intercreditor Agreement, dated as of December 21, 2017 (as amended, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among the Company, Finance Corp., the other grantors from time to time party thereto, the Trustee, as indenture trustee under the closing date indenture, each other secured representative from time to time party thereto and the Collateral Trustee;
WHEREAS, the Issuers and Grantors desire to amend the Pledge and Security Agreement; and
WHEREAS, Section 9.01 of the Indenture permits the Trustee, the Issuers and the Guarantors to amend or supplement the Pledge and Security Agreement to cure any ambiguity, omission, mistake, defect or inconsistency or to conform the text of any security document related to the notes under the Indenture to any provision of the “Description of Notes” in the Offering Memorandum.
WHEREAS, the amendments set forth below in paragraph 2 below were included in the Offering Memorandum for the Issuers 7.750% Senior Secured Notes Due 2025, but not included in the Pledge and Security Agreement at the time of execution. A copy of the relevant excerpt from the Offering Memorandum is attached to the Officers’ Certificate being delivered by the Issuers as of the date hereof.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, and the Collateral Trustee agree as follows:
1.Amendment to Section 1.1(b). Section 1.1(b) of the Pledge and Security Agreement is hereby amended to add the following new defined terms in their appropriate alphabetical order:
“SEC” shall mean the U.S. Securities and Exchange Commission.
“Securities Act” shall mean the Securities Act of 1933, as amended.
2.Amendment to Section 2. Section 2 of the Pledge and Security Agreement is hereby amended to add the following new clause (d) at the end of such section:

    (d)    Notwithstanding anything herein to the contrary, the following limitations shall apply to Pledged Equity Interests:
(i)    In the event that Rule 3-16 of Regulation S-X under the Securities Act requires, or is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Subsidiary due to the fact that such Subsidiary’s stock, Equity Interests or other securities secure the Secured Obligations, then the stock, Equity Interests and other securities of such Subsidiary shall automatically be deemed not to be part of the Pledged Equity Interests for the benefit of the Secured Parties (but only to the extent necessary to cause such financial statement requirement not to be applicable with respect to such Subsidiary) (such excluded portion of the stock, Equity Interests and other securities is referred to herein as the “Excluded Stock Collateral”).
(ii)    Notwithstanding the foregoing, if Rule 3-16 of Regulation S-X under the Securities Act (or such other law, rule or regulation) is hereafter amended, modified or interpreted by the SEC (or other applicable governmental agency) to permit (or is replaced with another rule or regulation, or any law, rule or regulation is adopted, which would permit) such Subsidiary’s stock, Equity Interests or other securities to secure the Secured Obligations in excess of the amount then pledged without filing with the SEC (or such other governmental agency) of separate financial statements of such Subsidiary, then the stock, Equity Interests and other securities of such Subsidiary shall automatically be deemed to be a part of the Pledged Equity Interests for the benefit of the Secured Parties (but only to the extent not resulting in such financial statement requirement becoming applicable with respect to such Subsidiary), unless otherwise constituting Excluded Assets.
(iii)       Upon any Excluded Stock Collateral ceasing to be Excluded Stock Collateral (and thereafter included as Pledged Equity Interests) in accordance with clause (ii) above, the applicable Grantor will as promptly as practicable execute and deliver to the Collateral Trustee all documentation necessary or desirable to evidence the grant hereunder of a security interest in such Pledged Equity Interests and the perfection of such security interest in accordance with the terms hereof.
3.Amendment to Section 4.3(c). Section 4.3(c) of the Pledge and Security Agreement is hereby amended to add the following new sentence at the end of such clause (c):
Notwithstanding the foregoing, none of the Issuers or the Guarantors shall be required to take any actions under any laws outside of the United States to grant, perfect or provide for the enforcement of any security interest.
4.Update to Schedule 2. Pursuant to Section 3 of the Pledge and Security Agreement, Schedule 2 to the Pledge and Security Agreement is hereby amended as set forth on Annex I hereto.
5.GOVERNING LAW; CONSENT TO JURISDICTION; WAIVERS; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 7.13 AND 7.14 OF THE COLLATERAL TRUST AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.
6.Successors and Assigns; Rights and Protections of the Trustee and Collateral Trustee. This Amendment shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the parties hereto and their successors and assigns; provided that no Issuer or other Grantor may assign, transfer or delegate any of its rights or obligations under this Amendment without the prior written consent of the Collateral Trustee and any such assignment, transfer or delegation without such consent shall be null and void. The rights, protections and indemnities afforded the Trustee and Collateral Trustee under the Indenture, other Note Documents and Security Documents shall apply to the execution hereof and any action (or inaction) contemplated hereunder. The Trustee and Collateral Trustee are entering into this Amendment in reliance of the representations, warranties, statements and opinions, as applicable, of the Issuers, the Grantors and their counsel as set forth herein and in the Officers’ Certificate and Opinion of Counsel being delivered to the Trustee and Collateral Trustee in connection with this Amendment.
7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.
[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.
ISSUERS:

PAR PETROLEUM, LLC
PAR PETROLEUM FINANCE CORP.

By: /s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

GRANTORS:

HERMES CONSOLIDATED, LLC
WYOMING PIPELINE COMPANY LLC
PAR TACOMA, LLC
U.S. OIL & REFINING CO.
MCCHORD PIPELINE CO.
USOT WA, LLC
PAR HAWAII REFINING, LLC
PAR HAWAII, LLC

By: /s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

PAR HAWAII SHARED SERVICES, LLC

By: /s/ William Monteleone
Name: William Monteleone
Title: Vice President

[Signature page to Amendment No. 3 to Pledge and Security Agreement]

COLLATERAL TRUSTEE:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By: /s/ Barry Somrock
Name: Barry Somrock
Title: Vice President

[Signature page to Amendment No. 3 to Pledge and Security Agreement]

TRUSTEE:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By: /s/ Barry Somrock
Name: Barry Somrock
Title: Vice President

[Signature page to Amendment No. 3 to Pledge and Security Agreement]

J. ARON & COMPANY LLC

By: /s/ Harsha Rajamani
Name: Harsha Rajamani
Title: Attorney in Fact

[Signature page to Amendment No. 3 to Pledge and Security Agreement]